EXHIBIT 99.(a)(1)(B)

                            S & K FAMOUS BRANDS, INC.
                              LETTER OF TRANSMITTAL
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
                  UNDER OFFER TO PURCHASE DATED MARCH 28, 2002

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THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
EASTERN TIME, ON FRIDAY, APRIL 26, 2002, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                            MELLON INVESTOR SERVICES

BY MAIL:                      BY OVERNIGHT COURIER:        BY HAND:
P. O. Box 3301                85 Challenger Road           120 Broadway, 13th Floor
South Hackensack, NJ 07606    Mail Stop--Reorg             New York, NY 10271
Attn: Reorganization Dept.    Ridgefield Park, NJ 07660    Attn: Reorganization Dept.

                            BY FACSIMILE TRANSMISSION
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (201) 296-4273
                         FOR CONFIRMATION BY TELEPHONE:
                                 (201) 296-4860

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES OF THIS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

      THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER IS COMPLETED. FOR ASSISTANCE COMPLETING THIS LETTER, PLEASE CALL THE INFORMATION AGENT AT 1-800-279-1247.

      NOTE: SIGNATURES MUST BE PROVIDED BELOW.

      Stockholders who cannot deliver their share certificates and any other required documents to the depositary by the expiration date must tender their shares using the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. See Instruction 2.

All tendering stockholders complete this box:

----------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------

Name(s) and Address(es) of Registered Owner(s)
(Please Fill In, If Blank)                                                   Certificate(s) Enclosed
                                                                   (Attach Additional Signed List if Necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                                  # of Shares
                                                                                  Represented by     # of Shares
                                                             Certificate # (1)    Certificates (1)   Tendered (2)
                                                             -----------------    ----------------   ------------

------------------------------------------------------       -----------------    ----------------   ------------

------------------------------------------------------       -----------------    ----------------   ------------

------------------------------------------------------       -----------------    ----------------   ------------
                                                             Total Shares:

INDICATE IN THE SPACE BELOW THE ORDER (BY CERTIFICATE NUMBER) IN WHICH SHARES ARE TO BE PURCHASED IF THERE IS A PRORATION. (3) (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY.)

1st __________   2nd _________   3rd _________   4th _________

-----------------
(1)   Need not be completed by stockholders tendering by book-entry transfer.
(2) Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.
(3) If you do not designate an order, then if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 13.

               (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY ("THE BOOK-ENTRY TRANSFER FACILITY") AND COMPLETE THE FOLLOWING:

Name of Tendering
Institution:
                              --------------------------------------------------
DTC Account No.:
                              --------------------------------------------------
Transaction Code No.:
                              --------------------------------------------------

|_| CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

Name(s) of Registered Holder(s)
                                         ---------------------------------------
Window Ticket Number (if any)
                                         ---------------------------------------
Date of Execution of Notice of
Guaranteed Delivery
                                         ---------------------------------------
Name of Institution that Guaranteed
Delivery
                                         ---------------------------------------

      If delivery is by book-entry transfer:

Name of Tendering
Institution:
                              --------------------------------------------------
DTC Account No.:
                              --------------------------------------------------
Transaction Code No.:
                              --------------------------------------------------

Ladies and Gentlemen:

      The undersigned hereby tenders to S & K Famous Brands, Inc., a Virginia corporation (the "Company"), the above-described shares of its common stock, par value $.50 per share, at $11.00 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the offer to purchase, dated March 28, 2002 (the "offer to purchase"), receipt of which is hereby acknowledged, and in this letter of transmittal (which together constitute the "offer").

      Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the offer (including, if the offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares that are being tendered hereby or orders the registration of such shares tendered by book-entry transfer that are purchased in the offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

      (i) deliver certificates for the shares, or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

      (ii) present certificates for the shares for cancellation and transfer on the books of the Company; and

      (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, all in accordance with the terms of the offer.

      The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

      The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the offer. All authority herein conferred or agreed to be conferred will not be affected by and will survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer to purchase, this tender is irrevocable.

      The undersigned understands that tenders of shares under any one of the procedures described in Section 3 of the offer to purchase and in the instructions to this letter of transmittal will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the shares or equivalent securities being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and
(ii) the tender of such shares complies with Rule 14e-4. The Company's acceptance for payment of shares tendered in the offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer.

      The names and addresses of the registered holders are printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates and the number of shares that the undersigned wishes to tender are indicated in the appropriate boxes on this letter of transmittal.

      The undersigned recognizes that, under certain circumstances set forth in the offer to purchase, the Company may terminate or amend the offer or may, subject to applicable law, postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby or may accept for payment fewer than all of the shares tendered hereby.

      Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any shares purchased, and/or return any shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any shares purchased and/or any certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any shares purchased and/or return any shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, under the "Special Payment Instructions," to transfer any shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the shares so tendered.

      The undersigned understands that acceptance of shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the offer.

                          SPECIAL PAYMENT INSTRUCTIONS
                          (See Instructions 2, 5 and 7)

To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue   |_| Check and/or
        |_| Certificate(s) to:

Name:
            -------------------------------------
            (Please print)

Address:
            -------------------------------------

            -------------------------------------
                  (Include Zip Code)

            ------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 2, 5 and 7)

To be completed ONLY if the check for the aggregate purchase price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail    |_| Check and/or
        |_| Certificate(s) to:

Name:
            -------------------------------------
            (Please print)

Address:
            -------------------------------------

            -------------------------------------
                  (Include Zip Code)

            ------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                      LOST, DESTROYED OR STOLEN CERTIFICATE
                              (See Instruction 14)

If any certificate evidencing shares has been lost, destroyed or stolen, please contact the information agent at 1-800-279-1247.

                                    ODD LOTS
                               (See Instruction 8)

      This section is to be completed ONLY if shares are being tendered by or on behalf of a person who owned beneficially, as of the close of business on March 28, 2002, and who continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares.

      The undersigned either (check one box):

      |_| owned beneficially, as of the close of business on March 28, 2002, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares, all of which are being tendered, or

      |_| is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on March 28, 2002, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares and is tendering all of such shares.

                               CONDITIONAL TENDER
                              (See Instruction 15)

Unless this box has been checked and a minimum specified, the tender will be deemed unconditional (see Section 1 of the offer to purchase). If a conditional tender is being made, please check the box below and specify a minimum number of shares to be purchased.

      |_|

Minimum number of shares to be purchased, if any are purchased: ________________

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 1, 5 AND 7)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(SIGNATURE(S) OF HOLDER(S))

Dated:      _________________, 2002  (PLEASE PRINT INFORMATION BELOW)

Name(s):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

Capacity (full title):
                        --------------------------------------------------------

Address:
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------
            (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

--------------------------------------------------------------------------------
GUARANTEE OF SIGNATURE(S)(SEE INSTRUCTIONS)

--------------------------------------------------------------------------------
(AUTHORIZED SIGNATURE)

Dated:      _________________, 2002  (PLEASE PRINT INFORMATION BELOW)

Name of Firm:
               -----------------------------------------------------------------

Capacity (full title):
                        --------------------------------------------------------

Address:
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
                                    (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                                 -----------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

      1. GUARANTEE OF SIGNATURES. All signatures on this letter of transmittal must be guaranteed by a firm that is an eligible institution, as set forth in
Section 3 of the offer to purchase, unless (i) this letter of transmittal is signed by the registered holder(s) of the shares (which term, for purposes of this document, does not include any participant in the book-entry transfer facility) tendered herewith and such holder(s) has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal, or (ii) such shares are tendered for the account of an eligible institution. See Instruction 5.

      2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This letter of transmittal is to be used either if share certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer under the procedures set forth in Section 3 of the offer to purchase. Certificates for all physically delivered shares, or a confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of all shares delivered electronically, as well as a properly completed and duly executed letter of transmittal (or manually signed facsimile) and any other documents required by this letter of transmittal, must be received by the depositary at one of its addresses set forth on the front page of this letter of transmittal on or before the expiration date. If certificates are forwarded to the depositary in multiple deliveries, a properly completed and duly executed letter of transmittal must accompany each such delivery.

      Stockholders whose share certificates are not immediately available, who cannot deliver their shares and all other required documents to the depositary or who cannot complete the procedure for delivery by book-entry transfer on or before the expiration date may tender their shares under the guaranteed delivery procedure set forth in Section 3 of the offer to purchase. Under this procedure:
(i) the tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the depositary on or before the expiration date; and (iii) the certificates for all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of all shares delivered electronically, in each case together with a properly completed and duly executed letter of transmittal (or manually signed facsimile) and any other documents required by this letter of transmittal, must be received by the depositary within three NASDAQ trading days after the date the depositary receives such notice of guaranteed delivery, all as provided in Section 3 of the offer to purchase.

      THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative or contingent tenders will be accepted. By executing this letter of transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the shares.

      3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this letter of transmittal.

      4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the shares represented by any certificate delivered to the depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled

"Number of Shares Tendered." In this case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this letter of transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this letter of transmittal, as promptly as practicable following the expiration or termination of the offer. All shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

      5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

      If any of the shares tendered hereby are held of record by two or more persons, they all must sign this letter of transmittal.

      If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal (or manually signed facsimiles) as there are different registrations of certificates.

      If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). In that case the certificate(s) evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on any such certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

      If this letter of transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

      If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of that person to so act must be submitted.

      6. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order under the offer. If, however, payment of the aggregate purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the offer to purchase. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

      7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any shares tendered hereby is to be issued in the name of, and/or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this letter of transmittal, or if the check and/or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this letter of transmittal or to an address other than that shown above, in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this letter of transmittal should be completed.

Stockholders tendering shares by book-entry transfer will have any shares not accepted for payment returned by crediting the account maintained by such stockholder at the book-entry transfer facility.

      8. ODD LOTS. As described in Section 1 and Section 2 of the offer to purchase, if fewer than all shares validly tendered at and not withdrawn before the expiration date are to be purchased, the shares purchased first will consist of all shares tendered by any stockholder who owned beneficially, as of the close of business on March 28, 2002, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares and who validly tendered all such shares. Partial tenders of shares will not qualify for this preference, and this preference will not be available unless the box captioned "Odd Lots" in this letter of transmittal and the notice of guaranteed delivery, if any, is completed.

      9. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable laws and regulations, 30% of the gross proceeds payable to a stockholder or other payee under the offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides its taxpayer identification number (employer identification number or social security number) to the depositary and certifies that the number is correct. Therefore, each tendering stockholder should complete and sign the substitute Form W-9 included as part of this letter of transmittal to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the depositary that it is not subject to backup withholding. Certain stockholders, including, among others, corporations and certain foreign stockholders (in addition to foreign corporations), are not subject to the backup withholding and reporting requirements described herein. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements may be obtained from the depositary.

      10. WITHHOLDING ON FOREIGN STOCKHOLDERS. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is any stockholder that is not (a) a citizen or resident of the United States, (b) a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State or any political subdivision thereof, (c) an estate, the income of which is subject to United States federal income taxation regardless of the source of such income or (d) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions relating to the trust. In order to obtain a reduced rate of withholding under a tax treaty, a foreign stockholder must deliver to the depositary before payment is made a properly completed and executed IRS Form W-8BEN. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid in the offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the depositary a properly completed and executed IRS Form W-8ECI. The depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI), unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 or is otherwise able to establish that no tax or a reduced amount of tax is due. Foreign stockholders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

      11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent at 1-800-279-1247. Requests for additional copies of the offer to purchase, this letter of transmittal or other tender offer materials may also be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their broker, commercial bank or trust company for documents relating to, or assistance concerning, the offer.

      12. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company, in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the offer and any defect or irregularity in the tender of any particular shares by any particular stockholder. No tender of shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the depositary, or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

      13. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the offer to purchase, stockholders may designate the order in which their shares are to be purchased if there is a proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 14 of the offer to purchase.

      14. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate evidencing shares has been lost, destroyed or stolen, please contact the information agent at 1-800-279-1247. You will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and the related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

      15. CONDITIONAL TENDER. As described in Section 1 of the offer to purchase, you may tender shares subject to the condition that all or a specified minimum number of shares must be purchased if any are purchased. If you wish to make a conditional tender you must indicate in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. You must also indicate the minimum number of shares that must be purchased if any are to be purchased. As discussed in Section 1 of the offer to purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered under a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares. All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. The conditional tender alternative is made available so that a stockholder may seek to structure the sale of shares in the offer in such a manner that it will be treated as a sale rather than as the payment of a dividend to the stockholder for U.S. federal income tax purposes. See Section 14 of the offer to purchase.

      IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR BEFORE THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.


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

        TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS (SEE INSTRUCTION 9)
                   PAYOR'S NAME: MELLON INVESTOR SERVICES LLC

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SUBSTITUTE                             Part I - Please Provide Your Tax         ________________________________
FORM W-9                               Identification Number in the Box at      Social Security Number
                                       Right and Certify by Signing and         Or
                                       Dating Below                             ________________________________
                                                                                Employer Identification Number

DEPARTMENT OF THE TREASURY             Part 2 - Certification - Under           Part 3
INTERNAL REVENUE SERVICE               penalties of perjury, I certify that:
                                       (1) The number shown on this form        Awaiting TIN |_|
                                       is my correct Taxpayer Identification
                                       Number (or I am waiting for a number
                                       to be issued to me); or
                                       (2) I am not subject to backup
                                       withholding either because (i) I am      Exempt from backup withholding |_|
                                       exempt from backup withholding, (ii) I
                                       have not been notified by the Internal
                                       Revenue Service ("IRS") that I am
                                       subject to backup withholding as a
                                       result of a failure to report all
                                       interest or dividends, or (iii) the
                                       IRS has notified me that I am no
                                       longer subject to backup withholding;
                                       and
                                       (3) All other information
                                       provided on this form is true and
                                       correct.

----------------------------------------------------------------------------------------------------------------------

Signature(s) ______________________________  Date: _____________________________

Name(s)   ______________________________________________________________________
                    (Please Print)

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 30% OF ANY AMOUNTS PAID TO YOU UNDER THE OFFER.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 ("AWAITING TIN") ABOVE.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 30% of all payments made to me on account of the shares will be retained until I provide a Taxpayer Identification Number to the depositary and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts will be remitted to the IRS as backup withholding and 30% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a Taxpayer Identification Number.

Signature(s):  ____________________________________    Date:  __________________


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